=================================================================





                               AMERICAN ECO CORPORATION

                                         AND

                  THE GUARANTORS NAMED ON THE SIGNATURE PAGE HERETO






                                     $120,000,000

                        9 5/8% SERIES A SENIOR NOTES DUE 2008





                                  PURCHASE AGREEMENT

                                     May 14, 1998





                              JEFFERIES & COMPANY, INC.
                            NESBITT BURNS SECURITIES INC.







          =================================================================

                               AMERICAN ECO CORPORATION

                                     $120,000,000
                        9 5/8% SERIES A SENIOR NOTES DUE 2008

                                  PURCHASE AGREEMENT


                                                               May 14, 1998
                                                         New York, New York


          JEFFERIES & COMPANY, INC.
          NESBITT BURNS SECURITIES INC.
          c/o Jefferies & Company, Inc.
               2 Houston Center
               909 Fannin Street, Suite 3100
               Houston, Texas  77010

          Ladies & Gentlemen:

               American Eco Corporation, an Ontario, Canada corporation (the "Company"), proposes to issue and sell to Jefferies &
                -------
          Company, Inc. and Nesbitt Burns Securities Inc. (collectively, the "Initial Purchasers") $120,000,000 aggregate principal amount
               ------------------
          of its 9 5/8% Series A Senior Notes due 2008 (the "Series A
                                                             --------
          Notes"), subject to the terms and conditions set forth herein.
          -----
          The Notes (as defined below) will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as
                          ---------
          defined below), among the Company, the Guarantors (as defined below) and State Street Bank and Trust Company, as trustee (the "Trustee"). The Notes will be fully and unconditionally
           -------
          guaranteed (the "Guarantees"), upon the terms and subject to the
                           ----------
          conditions of the Indenture, as to payment of principal, interest, liquidated damages and premium, if any, jointly and severally, by each of the subsidiaries listed on Exhibit A hereto (each a "Guarantor" and collectively, the "Guarantors").
                   ---------                         ----------
          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

               1.   ISSUANCE OF SECURITIES.  The Company proposes, upon the
                    ----------------------
          terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchasers an aggregate of $120,000,000 principal amount of Series A Notes. The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes."
                                                      -----

               Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Series A
                                                       ---
          Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

               "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
               (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

               2.   OFFERING.  The Series A Notes will be offered and sold
                    --------
          to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum, dated April 30, 1998 (the "Preliminary Offering Memorandum"), and a final offering
                -------------------------------
          memorandum, dated the date hereof (the "Offering Memorandum"),
                                                  -------------------
          relating to the Company, the Guarantors and the Series A Notes.

               The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the
                                                    --------------
          Series A Notes only upon the terms set forth in this Agreement and the Offering Memorandum, as amended or supplemented, and solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), (ii) a limited number of
                                    ---
          persons who have represented to the Company and the Initial Purchasers that they are institutional "Accredited Investors" referred to in Rule 501(a)(1), (2), (3) or (7) under the Act (each, an "Accredited Investor"), or (iii) to non-U.S. persons
                     -------------------
          (as defined in Rule 902 under the Securities Act) upon the terms and conditions set forth in Annex I hereof (such persons specified in clauses (i), (ii) and (iii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer
                  -------------------
          the Series A Notes to such Eligible Purchasers initially at a price equal to 97.0% of the principal amount thereof. Such price may be changed at any time without notice.

               Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration
                                                               ------------
          Rights Agreement"), to be dated the Closing Date, for so long as
          ----------------
          such Series A Notes constitute "Transfer Restricted Securities"
                                          ------------------------------
          (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein,
                ----------
          (i) a registration statement under the Act (the "Exchange Offer
                                                           --------------
          Registration Statement") relating to the 9 5/8% Series B Senior
          ----------------------
          Notes due 2008 (the "Series B Notes") to be offered in exchange
                               --------------
          for the Series A Notes (the "Exchange Offer") and (ii) under
                                       --------------
          certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement")
                                       ----------------------------
          relating to the resale by certain holders of the Series A Notes, and to use their best efforts to cause such Registration Statements to be declared effective and to consummate the Exchange Offer. This Agreement, the Notes, the Indenture, the Registration Rights Agreement and the Guarantees are hereinafter sometimes referred to collectively as the "Operative Documents."
                                                     -------------------

               3.   PURCHASE, SALE AND DELIVERY.  (a)  On the basis of the
                    ---------------------------
          representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Company, $120,000,000 aggregate principal amount of Series A Notes. The purchase price for the Series A Notes will be $970 per $1,000 principal amount of Series A Notes.

               (b) Closing of the purchase, sale and delivery of the Series A Notes shall take place at the offices of Vinson & Elkins L.L.P., 1001 Fannin, Houston, Texas 77002, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York City time, on May 21, 1998 or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."
                                 ------------

               (c)  Except as set forth in the next paragraph, one Series A
          Note in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC") (the
                                                            ---
          "Global Note"), shall be delivered by the Company to the Initial
           -----------
          Purchasers, against payment by the Initial Purchasers of the purchase price therefor, by wire transfer, in same-day funds, to the Company's account, by causing DTC to credit the principal amount of the Global Note to the account of Jefferies & Company, Inc. at DTC.

               Such Series A Notes, if any, as Jefferies & Company, Inc. may request upon at least 48 hours' prior notice to the Company (such request to include the authorized denominations and the names in which they are to be registered), shall be delivered in definitive certificated form, by or on behalf of the Company to Jefferies & Company, Inc. against payment by the Initial Purchasers for the purchase price therefor, by wire transfer in same-day funds to the Company's account. The Company will cause the certificates representing such definitive certificated
          Series A Notes to be made available to the Initial Purchasers, at Jefferies & Company, Inc.'s offices at 650 5th Avenue, New York, New York 10019, at least 24 hours preceding the Closing Date.

               4.   AGREEMENTS OF THE COMPANY AND THE GUARANTORS.  The
                    --------------------------------------------
          Company and the Guarantors, jointly and severally, covenant and agree with the Initial Purchasers as follows:

                    (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority or (ii) of the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company and the Guarantors shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemp-tion of any Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                    (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchasers in connection with Exempt Resales.

                    (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof.

                    (d) Not to file any document pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                 --------
               Act"), prior to the termination of the offering of the Notes
               ---
               if such document would be incorporated by reference in the Offering Memorandum unless a copy thereof shall have been provided to the Initial Purchasers and counsel for the Initial Purchasers within a reasonable period of time prior to the filing thereof and the Initial Purchasers shall not have objected thereto in good faith.

                    (e)  If, after the date hereof and prior to
               consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company and the Guarantors, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchasers and (ii) promptly to prepare, at the Company's expense, an appropriate amendment or supplement to such Preliminary Offering Memorandum or Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Preliminary Offering Memorandum or Offering Memorandum will comply with applicable law.

                    (f) To cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification or registration of the Series A Notes under the securities or Blue Sky laws of such jurisdictions of the United States as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation in each case, other than as to matters and transactions relating to Exempt Resales, in any jurisdiction where it is not now so subject.

                    (g) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Guarantors hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum and all amendments and supplements thereto required pursuant hereto and delivery of all other agreements, memoranda, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales, (ii) the issuance, transfer and delivery by the Company of the Notes and the Guarantors of the Guarantees to the Initial Purchasers, (iii) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, Blue Sky filing fees, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (iv) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (v) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vi) the fees, disbursements and expenses of the Company's and the Guarantors' counsel and accountants, (vii) all expenses and listing fees in connection with the application for quotation of the Notes in the National Association of
               Securities Dealers, Inc. ("NASD") Private Offering, Resales
                                          ----
               and Trading through Automated Linkages ("PORTAL") market,
                                                        ------
               (viii) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with the approval of the Notes by DTC for "book-entry" transfer, (ix) rating the Notes by rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel,
               (xi) the performance by the Company and the Guarantors of their other obligations under this Agreement and the other Operative Documents and (xii) "roadshow" travel and other expenses incurred by the Company in connection with the marketing and sale of the Notes.

                    (h) To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                    (i) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                    (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                    (k) For so long as any of the Notes remain outstanding and during any period in which neither the Company nor any Guarantor is subject to Section 13 or 15(d) of the Exchange Act to make available upon request to any holder or beneficial owner of Series A Notes in connection with any sale thereof and any prospective Purchasers of such Series A Notes from such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                    (l)  [Intentionally omitted.]

                    (m) To comply with all of their respective agreements set forth in this Agreement, the Indenture, the other Operative Documents to which any of them is a party and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Series A Notes by DTC for "book-entry" transfer.

                    (n) To cooperate with the Initial Purchasers to effect the inclusion of the Notes in PORTAL and to obtain approval of the Series A Notes by DTC for "book-entry" transfer.

                    (o)  For so long as any of the Notes remain
               outstanding, to deliver without charge to the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other information that the Company or any Guarantor shall mail or otherwise make available to its security holders and (ii) all reports, financial statements and proxy or information statements filed by the Company or any Guarantor with the Commission or any national securities exchange.

                    (p) Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company or any Guarantor to facilitate the sale or resale of the Notes. Except as permitted by the Act, neither the Company nor any Guarantor shall distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum or (iii) other offering material in connection with the offering and sale of the Notes.

                    (q) Prior to the Closing Date, not to permit any material change in the capital stock of the Company or in the consolidated short-term debt or long-term debt of the Company and its subsidiaries otherwise than as set forth or contemplated in the Offering Memorandum.

                    (r) Not to, nor to cause or permit any of its affiliates (as defined in Rule 501(b) under the Act) to, solicit any offer to buy or offer or sell the Series A Notes or the Series B Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act), or in any manner involving a public offering within the meaning of Section 4(2) of the Act prior to the effectiveness of a registration statement with respect to the Series A Notes or the Series B Notes, as applicable.

               5.   REPRESENTATIONS AND WARRANTIES.  (a)  The Company and
                    ------------------------------
          the Guarantors, jointly and severally, represent and warrant to the Initial Purchasers that:

                    (i) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein.

                    (ii) The Company and each Guarantor (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and (C) is duly qualified and in good standing as a foreign corporation, authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, prospects, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance of the Notes pursuant hereto or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect").
                                           -----------------------

                    (iii) The Company is not a "foreign private issuer" as that term is defined in Rule 405 of the Act.

                    (iv) The Company has an authorized capitalization as set forth under "Capitalization" in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of each Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than those arising under the Credit Facilities (as defined in the Offering Memorandum).

                    (v) Except as disclosed in the Offering Memorandum, there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any of the Guarantors.

                    (vi) When the Series A Notes and the Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                    (vii) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Notes and to issue and deliver the Guarantees as provided herein and therein.

                    (viii) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantors.

                    (ix) The Indenture has been duly and validly authorized by each of the Company and the Guarantors and, when duly executed and delivered by each of the Company and the Guarantors, will be the legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Indenture conforms in all material respects to the description thereof in the Offering Memorandum.

                    (x) The Registration Rights Agreement has been duly and validly authorized by each of the Company and the Guarantors and, when duly executed and delivered by each of the Company and the Guarantors, will be the legal, valid and binding obligation of each of the Company and the Guarantors, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and provided that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto. The Registration Rights Agreement conforms in all material respects to the description thereof in the Offering Memorandum.

                    (xi) The Series A Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Series A Notes conform in all material respects to the description thereof in the Offering Memorandum.

                    (xii) The Guarantees of the Series A Notes have been duly and validly authorized by each of the Guarantors and, when executed and delivered in accordance with the terms of the Indenture and when the Series A Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of each of the Guarantors, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Guarantees of the Series A Notes conform in all material respects to the description thereof in the Offering Memorandum.

                    (xiii) Neither the Company nor any of the Guarantors is (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its assets or properties (whether owned or leased), except, in the case of clause (B) or (C), where such event could not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company and the Guarantors, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, which default could reasonably be expected to have a Material Adverse Effect.

                    (xiv) None of (A) the execution, delivery or performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (B) the issuance and sale of the Notes or the Guarantees or (C) consummation of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or result in the imposition of a lien or encumbrance on any properties of the Company or any of the Guarantors, or an acceleration of any indebtedness of the Company or any of the Guarantors pursuant to, (1) the charter or bylaws (or comparable constituent documents) of the Company or any of the Guarantors, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Guarantors is a party or by which any of them or their property is or may be bound, (3) any statute, rule or regulation (excluding any securities law statute, rule or regulation) applicable to the Company or any of the Guarantors or any of their assets or properties or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of the Guarantors or any of their assets or properties, except, in the case of clause (2), (3) or
               (4), where such event could not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by the Company or any of the Guarantors of this Agreement or any of the other Operative Documents to which it is a party, (2) the issuance and sale of the Notes or the Guarantees or (3) consummation of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," except such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and state
                                         -------------------
               securities or Blue Sky laws and regulations, or such as may be required by the NASD.

                    (xv) Other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's and the Guarantors' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                    (xvi) Each of the Company and its subsidiaries owns, possesses or has obtained all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations (the "Governmental Authorizations") necessary
                                    ---------------------------
               to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to own, possess or obtain such Government Authorizations would not, in the aggregate, have a Material Adverse Effect, and, except as disclosed in the Offering Memorandum, neither the Company nor any subsidiary has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                    (xvii)    Each of the Company and its subsidiaries
               (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or waste, pollutants or contaminants ("Environmental Laws"), (ii) has received all
                              ------------------
               permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and
               (iii) is in compliance with all terms and conditions of any such permit, license or approval, except for such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals that would not, singly or in the aggregate, have a Material Adverse Effect.

                    (xviii)  Neither the Company nor any of the Guarantors
               is a party to any union or collective bargaining agreement, and there is no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Guarantors nor, to the knowledge of the Company and the Guarantors, threatened against the Company or any of the Guarantors, except, in each case, as is disclosed in the Offering Memorandum or as could not reasonably be expected to have a Material Adverse Effect.

                    (xix)  The Company and each of the Guarantors has
               (i) good and indefeasible title to all real property owned by it to the extent necessary to carry on its business and
               (ii) good and valid title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Guarantors, considered as one enterprise; the Company and each of the Guarantors enjoys peaceful and undisturbed possession under all leases of real estate and personal property used in the conduct of their business.

                    (xx)      The Company and each of the Guarantors have
               (i) filed all federal, state and local and foreign tax returns which are required to be filed through the date hereof, and all such tax returns are true, complete and accurate in all material respects, or (ii) received valid extensions thereof and have paid all taxes shown on such returns and all assessments received by them except where, in the case of state and local and foreign tax returns, the failure to file in clause (i), or extend the due date of or pay the same in clause (ii), in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect.

                    (xxi) None of the Company, the Guarantors or any of the Company's other subsidiaries is (i) an "investment company" or (ii) a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").
                                      ----------------------

                    (xxii) The Company and each of the Guarantors maintains a system of internal accounting controls sufficient to provide reasonable assurance that:
               (A) transactions are executed in accordance with management's general or specific authorizations;
               (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material discrepancies.

                    (xxiii)  None of the Company, the Guarantors or any of
               the Company's other subsidiaries has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Notes or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, any of the Guarantors or any of the Company's other subsidiaries.

                    (xxiv) Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 5(b)(ii) and the procedures set forth in Annex I hereof, it is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchasers and to each Eligible Purchaser, in the manner contemplated by this Agreement and the Offering Memorandum, to register the Series A Notes under the Act or the Trust Indenture Act. No securities of the same class as the Notes or the Guarantees have been issued and sold by the Company, any of the Guarantors or any of the Company's other subsidiaries within the six-month period immediately prior to the date hereof.

                    (xxv) Neither the Company, any of the Guarantors, nor any person acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has offered or sold the Series A Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Series A Notes sold outside the United States to non-U.S. persons, by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Company, its affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) have complied with and will implement the "offering restrictions" within the meaning of such Rule 902.

                    (xxvi) Each of the Preliminary Offering Memorandum, as of its date, and the Offering Memorandum, as of its date and as of the Closing Date, and each amendment or supplement thereto, as of its date and as of the Closing Date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                    (xxvii) None of the execution, delivery and performance
               of this Agreement, the issuance and sale of the Notes and the Guarantees, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated by the Company or the Guarantors as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                    (xxviii) The accountants who have certified the
               financial statements included as part of the Offering Memorandum are independent accountants. The historical consolidated financial statements, together with related schedules and notes thereto, of the Company comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the consolidated financial position, results of operations and changes in stockholders' investment and cash flows of the Company at the respective dates or for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented unless otherwise stated therein. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, fairly present in all material respects the information they purport to present and are prepared on a basis consistent with the financial statements included in the Offering Memorandum and the books and records of the Company, the Guarantors and the Company's other subsidiaries, as applicable. The "as adjusted" financial information included in the Offering Memorandum that gives effect to the issuance of the Notes, the application of the net proceeds therefrom and the other transactions and events specified therein has been properly compiled on the basis of the assumptions set forth with respect thereto.

                    (xxix) There are no contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents (collectively, "Documents")
                                                              ---------
               required to be described or referred to in a Registration Statement on Form S-1 other than those described or referred to in the Offering Memorandum; all descriptions of Documents in the Offering Memorandum are accurate in all material respects and present fairly the information described therein.

                    (xxx) Neither the Company nor any of the Guarantors intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of each of the Company and the Guarantors exceeds the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. The assets of each of the Company and the Guarantors do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Upon the issuance of the Notes and the Guarantees, the present fair saleable value of the assets of each of the Company and the Guarantors will exceed the amount that will be required to be paid on or in respect of its existing debts and other liabilities (including contingent liabilities) as they become absolute and matured. Upon the issuance of the Notes and the Guarantees, the assets of each of the Company and the Guarantors will not constitute unreasonably small capital to carry out its businesses as now conducted, including its capital needs, taking into account the projected capital requirements and capital availability.

               The Company and the Guarantors each acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

               (b) Each Initial Purchaser represents, warrants and covenants to the Company and the Guarantors and agrees that:

                    (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                    (ii) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and
               (B) will be reoffering and reselling the Series A Notes only to (1) persons that it reasonably believes are QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, (2) institutions that it reasonably believes are Accredited Investors in a private placement exempt from the registration requirements of the Act, or (3) non-U.S. persons outside the United States in reliance upon Regulation S under the Act.

                    (iii) No form of general solicitation or general advertising (as such terms are defined in Rule 502(c) under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                    (iv) Neither the Initial Purchasers, nor any person acting on their behalf, has offered or sold the Series A Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Series A Notes sold outside the United States to non-U.S. persons, by means of any directed selling efforts within the meaning of Rule 902 under the Act and the Initial Purchasers and any person acting on their behalf have complied with and will implement the "offering restrictions" within the meaning of such Rule 902.

                    (v) In connection with the Exempt Resales, it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from, persons who in purchasing such Series A Notes will be deemed to have represented and agreed (1) if such person is a QIB, that it is purchasing the Series A Notes for its own account or an account with respect to which it exercises sole investment discretion and that its or such accounts are QIBs, (2) if such person is an Accredited Investor, that such person has made the representations contained in, and executed and returned to such Initial Purchaser a certificate in the form of, Annex A attached to the Offering Memorandum, (3) that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only
               (A) (I) to a person who the seller reasonably believes is a QIB, (II) in a transaction meeting the requirements of Rule 144 under the Act, (III) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act or (IV) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (B) to the Company or (C) pursuant to an effective registration statement under the Act, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction, and (4) that the holder will, and each subsequent holder is required to, notify any purchasers from it of the security evidenced thereby of the resale restrictions set forth in (3) above.

               Each Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to such Initial Purchaser pursuant to Section 8 hereof, counsel for the Company and the Guarantors and counsel for the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

               6.   INDEMNIFICATION.  (a)  The Company and the Guarantors,
                    ---------------
          jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchasers, (ii) each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability which the Company and the Guarantors may otherwise have, including under this Agreement.

               (b) Each Initial Purchaser agrees to indemnify and hold harmless (i) the Company and each of the Guarantors, (ii) each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of the Company, the Guarantors or any controlling person to the fullest extent lawful, from and against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by such Initial Purchasers expressly for use therein; provided, however, that in no case shall either Initial Purchaser be liable or responsible for any amount in excess of the discounts received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which each Initial Purchaser may otherwise have, including under this Agreement.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 or otherwise except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume and control the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent, provided that such consent was not unreasonably withheld.

               7.   CONTRIBUTION.  In order to provide for contribution in
                    ------------
          circumstances in which the indemnification provided for in
          Section 6 is for any reason held to be unavailable or is insufficient to hold harmless a party indemnified thereunder, the Company and the Guarantors, on the one hand, and each Initial Purchaser, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Guarantors, any contribution received by the Company and the Guarantors from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company, the Guarantors and each Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on one hand, and each Initial Purchaser, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
          Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantors, on one hand, and each Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on one hand, and each Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Series A Notes (net of discounts but before deducting expenses) received by the Company and the Guarantors and (ii) the discounts received by each Initial Purchaser, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on one hand, and of each Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or each Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and each Initial Purchaser agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts applicable to the Series A Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls each Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of each Initial Purchaser or any controlling person shall have the same rights to contribution as the Initial Purchaser with which they are associated, and each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or
          Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company and the Guarantors, subject in each case to clauses (i) and (ii) in the preceding sentence of this
          Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent it has been prejudiced in any material respect by such failure. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent, provided that such written consent was not unreasonably withheld.

               8.   CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS.  The
                    ---------------------------------------------
          obligation of the Initial Purchasers to purchase and pay for the
          Series A Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

                    (a) All of the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. Each of the Company and the Guarantors shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                    (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Notes in any jurisdiction referred to in
               Section 4(f) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                    (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Guarantors, threatened against, the Company, any of the Guarantors or any of the Company's other subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                    (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company, any of the Guarantors or any of the Company's other subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock and
               (iii) other than pursuant to this Agreement, none of the Company, the Guarantors or any of the Company's other subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are or will be material, individually or in the aggregate, to the Company, the Guarantors and the Company's other subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change in the business, financial condition or results of operation of the Company, the Guarantors and their subsidiaries, taken as a whole.

                    (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of each of the Company and the Guarantors by two senior officers, one of whom must be its Chief Financial Officer, in form and substance satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this
               Section 8.

                    (f) Reid & Priest LLP, U.S. counsel for the Company, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                         (i) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and the Guarantors;

                         (ii) The Series A Notes have been duly authorized,
                    executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Series B Notes have been duly authorized for issuance by the Company and, when duly executed, authenticated, issued and delivered in exchange for the Series A Notes in accordance with the terms of the Indenture, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture, the Guarantees and the Notes conform, as to legal matters, in all material respects to the descriptions thereof in the Offering Memorandum;

                         (iii) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and, assuming it has been duly authorized, executed and delivered by the Trustee, constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                         (iv) No consent, approval, authorization, order,
                    registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Notes or Guarantees or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such as may be required under the Act in connection with the transactions contemplated by the Registration Rights Agreement and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Series A Notes and Guarantees by the Initial Purchasers;

                         (v) The statements in the Offering Memorandum under the caption "Description of the Notes," insofar as they purport to summarize the terms of the Notes and the Guarantees, are accurate in all material respects, and the statements of law contained in the Offering Memorandum under the caption "Certain Tax Consequences- -United States Considerations" are accurate in all material respects;

                         (vi) No registration of the Series A Notes or
                    Guarantees under the Act, and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, with respect thereto, is required for the initial offer and sale by the Company, or the resale by the Initial Purchasers, of the Series A Notes and Guarantees in the manner contemplated by this Agreement and the Offering Memorandum;

                         (vii) The issue and sale of the Series A Notes and Guarantees and the compliance by the Company and the Guarantors with all of the provisions of the Series A Notes, Guarantees, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under the Credit Facility (as defined in the Preliminary Offering Memorandum) or any other agreement for borrowed money filed as an exhibit to the Company's Annual Report on Form 10-K for its fiscal year ended November 30, 1997;

                         (viii)    The Company is duly qualified as a
                    foreign corporation for the transaction of business and is in good standing under the laws of the State of Texas; and

                         (ix) Each Guarantor incorporated or organized in
                    the State of Delaware (each a "Delaware Guarantor" and
                                                   ------------------
                    collectively, the "Delaware Guarantors") has been duly
                                       -------------------
                    incorporated or organized and is validly existing as a corporation in good standing under the laws of the State of Delaware; all of the issued shares of capital stock of each Delaware Guarantor have been duly and validly authorized and issued and are fully paid and nonassessable; to such counsel's knowledge, all of the issued shares of capital stock of each Delaware Guarantor are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                    In addition, such opinion shall also contain a
               statement that such counsel has participated in conferences with certain officers and representatives of the Company, counsel to the Initial Purchasers, representatives of the independent public accountants of the Company, and representatives of the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except as stated in clause (vii) above), on the basis of the foregoing (relying as to materiality upon the officers and other representatives of the Company), no information has come to the attention of such counsel that have caused it to believe that the Offering Memorandum, as of its date, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need make no comment as to the financial statements and other financial or statistical data included in the Offering Memorandum; in rendering such opinion, such counsel may (i) rely in respect to matters of fact upon certificates of officers of the Company and its subsidiaries and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) rely as to all matters of Canadian law upon the opinion of Cassels Brock & Blackwell, Canadian counsel to the Company, referred to in paragraph (j) below, (iv) state that such counsel's opinion is limited to, except in reliance upon the opinion of Canadian counsel as aforesaid, (a) federal law and the laws of the State of New York and the General Corporation Law of the State of Delaware, (v) assume the due authorization, execution and delivery by the Company of this Agreement, the Registration Rights Agreement, the Indenture and the Series A Notes, and the due authorization by the Company of the Series B Notes, (vi) assume, with respect to the due authorization, execution and delivery of this Agreement, the Registration Rights Agreement and the Indenture by all Guarantors not incorporated in the State of Delaware, that the laws of each such Guarantor's jurisdiction of incorporation are similar to the laws of the State of New York, and (vii) may make such other assumptions and qualifications as may be reasonably acceptable to the Initial Purchasers.

                    (g) At the time this Agreement is executed and at the Closing Date, the Initial Purchasers shall have received from Coopers & Lybrand, L.L.P. and Karlins Fuller Arnold & Klodosky P.C., independent accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers with respect to the financial statements and certain financial information of the Company and its subsidiaries contained in the Offering Memorandum.

                    (h) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Vinson & Elkins L.L.P., counsel for the Initial Purchasers, covering such matters as are customarily covered in such opinions. In rendering such opinion, such counsel may rely as to all matters of Canadian law upon the opinion of Cassels Brock & Blackwell referred to in paragraph (j) below.

                    (i) Vinson & Elkins L.L.P. shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this
               Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                    (j) Further, Cassels Brock & Blackwell, Canadian counsel to the Company, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

                         (i) The statements of law contained in "Certain Tax Considerations--Canadian Taxation" and the second paragraph of "Description of the Notes--Enforceability of Judgments; Indemnification for Foreign Currency Judgments" in the Offering Memorandum are accepted in all material respects;

                         (ii) The Company has been duly incorporated and is
                    validly existing as a corporation in good standing under the laws of the Ontario, Canada, with corporate power and authority to own its properties and conduct its business as described in the Offering Memorandum;

                         (iii)     The Company has an authorized
                    capitalization as set forth under the caption
                    "Capitalization" in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                         (iv) This Agreement and the Registration Rights
                    Agreement have been duly authorized, executed and delivered by the Company;

                         (v) The Series A Notes have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Series B Notes have been duly authorized for issuance by the Company; and, to the extent Canadian law applies, when duly executed, authenticated, issued and delivered in exchange for the Series A Notes in accordance with the terms of the Indenture, the Series B Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture;

                         (vi) The Indenture has been duly authorized,
                    executed and delivered by the Company, to the extent Canadian law applies and assuming it has been duly authorized, executed and delivered by the Trustee, the Indenture constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

                         (vii) The issue and sale of the Series A Notes and Guarantees and the compliance by the Company with all of the provisions of the Series A Notes, Guarantees, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a violation of the provisions of the Certificate of Incorporation or By-Laws of the Company;

                    (k) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                    (l) The Company, the Guarantors and the Trustee shall have entered into the Indenture.

                    (m) The Company and the Guarantors shall have entered into the Registration Rights Agreement with the Initial Purchasers.

               All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company and the Guarantors will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company and the Guarantors will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

               9.   INITIAL PURCHASERS' INFORMATION.  The Company, the
                    -------------------------------
          Guarantors and the Initial Purchasers acknowledge that the statements with respect to the offering of the Series A Notes set forth in the last paragraph of the cover page and the third, fifth and sixth paragraphs, the fourth sentence of the seventh paragraph and the eight paragraph under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

               10.  SURVIVAL OF REPRESENTATIONS AND AGREEMENTS.  All
                    ------------------------------------------
          representations and warranties, covenants and agreements of the
          Initial Purchasers, the Company and the Guarantors contained in this Agreement, including the agreements contained in Sections 4(g) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers, any controlling person thereof, or by or on behalf of the Company, the Guarantors or any controlling person thereof, and shall survive delivery of and payment for the Series A Notes to and by the Initial Purchasers. The representations contained in
          Section 5 and the agreements contained in Sections 4(g), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

               11.  EFFECTIVE DATE OF AGREEMENT; TERMINATION.  (a)  This
                    ----------------------------------------
          Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

               (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company or any of the Guarantors if, on or prior to such date, (i) the Company or any of the Guarantors shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required or (iii)(A) any domestic or international event or act or occurrence has materially disrupted, or in the reasonable opinion of the Initial Purchasers will in the immediate future materially disrupt the market for the Company's securities or for securities in general, (B) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction, (C) a banking moratorium shall have been declared by federal or New York State authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared, (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the delivery of the Series A Notes as contemplated hereby.

               (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telephonic facsimile, or telegraph, confirmed in writing by letter.

               (d) If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Series A Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any of the Guarantors to perform any agreement herein or comply with any provision hereof, the Company and the Guarantors will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

               12.  NOTICE.  All communications hereunder, except as may be
                    ------
          otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered, or telecopied and confirmed in writing to Jefferies & Company, Inc., 2 Houston Center, 909 Fannin Street, Suite 3100, Houston, Texas 77010, Attention: Corporate Finance Department, telecopy number
          (713) 650-8730, with a copy to Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin Street, Houston, Texas 77002, Attention:
          T. Mark Kelly, telecopy number (713) 615-5531; and if sent to the Company, shall be mailed, delivered or telecopied and confirmed in writing to it at 11011 Jones Road, Houston, Texas 77070,
          Attention: Chief Administrative Officer, telecopy number (281) 774-7006, with a copy to Reid & Priest LLP, 40 West 57th Street, New York, New York 10019, Attention: Bruce A. Rich, telecopy number (212)603-2001.

               13.  PARTIES.  This Agreement shall inure solely to the
                    -------
          benefit of, and shall be binding upon, the Initial Purchasers, the Company, the Guarantors and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns"
                                                 ----------------------
          shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

               14.  CONSTRUCTION.  This Agreement shall be construed in
                    ------------
          accordance with the internal laws of the State of New York.

               15.  CAPTIONS.  The captions included in this Agreement are
                    --------
          included solely for convenience of reference and are not to be considered a part of this Agreement.

               16.  COUNTERPARTS.  This Agreement may be executed in
                    ------------
          various counterparts which together shall constitute one and the same instrument.

               17.  PARTIAL INVALIDITY.  In case any provision of this
                    ------------------
          Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                              [Signature page to follow]

               If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company and the Guarantors please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                   Very truly yours,

                                   American Eco Corporation

                                   By /s/ David L. Norris
                                     ----------------------------------
                                        David L. Norris
                                        Senior Vice President and
                                        Chief Administrative Officer


                                   The Turner Group, Inc.
                                   C.A. Turner Construction Company
                                   Action Contract Services, Inc.
                                   C.A. Turner Maintenance, Inc.
                                   H.E. Co. Services, Inc.
                                   Cambridge Construction Service Corp.
                                   Lake Charles Construction Corporation
                                   United Eco Systems, Inc.
                                   Eco Systems, Inc.
                                   MM Industra Limited
                                   Separation and Recovery Systems, Inc.
                                   Industra Service Corporation
                                   Industra Engineers & Consultants, Inc.
                                   Industra Thermal Service Corporation
                                   NUS, Inc.
                                   Industra Service Corp.
                                   Industra, Inc.
                                   Industra Thermal Service Corp.
                                   Chempower, Inc.
                                   Global Power Company
                                   Brookfield Corporation
                                   Southwick Corporation
                                   Controlled Power Limitd Partnership
                                   Specialty Management Group, Inc.
                                   Separation and Recovery Systems, Ltd.


                                   By: /s/ David L. Norris
                                      ----------------------------------
                                        David L. Norris
                                        Vice President


          Accepted and agreed to as of
          the date first above written:


          Jefferies & Company, Inc.


          By  /s/ Joe Maly
            ----------------------------
          Name: Joe Maly
          Title: Managing Director


          Nesbitt Burns Securities Inc.


          By /s/ William J. Moser, Jr.
            ----------------------------
          Name: William J. Moser, Jr.
          Title: Director

                                                                    ANNEX I


               (1) The Series A Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser represents that it has offered and sold the Series A Nots, and will offer and sell the Series A Notes upon the conversion thereof (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or Rule 144A under the Securities Act or pursuant to Paragraph 2 of this Annex I. Accordingly, each Initial Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Series A Notes, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Initial Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A or pursuant to Paragraph 2 of this Annex I), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Series A Notes from it during the Restricted Period (as defined in the Offering Memorandum) a confirmation or notice to substantially the following effect:

                    "The Series A Notes have not been registered under
               the United States Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S under the Securities Act."

          Terms used in this paragraph have the meanings given to them by Regulation S.

               Each Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

               (2) Notwithstanding the foregoing, Series A Notes in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to
          Section 3(a)(i) or (ii) of this Agreement without delivery of the written statement required by paragraph (1) above.

               (3) Each Initial Purchaser further represents and agrees that (i) it has not offered or sold or invited any person to offer to purchase and, prior to the date six months after the date the Series A Notes are purchased by such Initial Purchaser, will not offer or sell any Series A Notes to persons or invite any person to offer to purchase any Series A Notes in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995,
          (ii) it has complied, and will comply, with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Series A Notes in, from or otherwise involving the United Kingdom, and
          (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom, any document received by it in connection with the issuance of the Series A Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

               (4) Each Initial Purchaser agrees that it will not offer, sell or deliver any of the Series A Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Series A Notes in such jurisdictions. Each Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Initial Purchaser agrees not to cause any advertisement of the Series A Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Series A Notes, except in any such case with the express written consent of Jefferies & Company, Inc. and then only at its own risk and expense.

                                                                  EXHIBIT A

                               American Eco Corporation

          The Turner Group, Inc. (DE)
          C.A. Turner Construction Company (DE)
          Action Contract Services, Inc. (DE)
          C.A. Turner Maintenance, Inc. (DE)
          H.E. Co. Services, Inc. (TX)
          Cambridge Construction Service Corp. (NV)
          Lake Charles Construction Corporation (LA)
          United Eco Systems, Inc. (DE)
          Eco Systems, Inc. (DE)
          MM Industra Limited (NS)
          Separation and Recovery Systems, Inc. (NV)
          Industra Service Corporation (BC)
          Industra Engineers & Consultants, Inc. (BC)
          Industra Thermal Service Corporation (AB)
          NUS, Inc. (WA)
          Industra Service Corp. (WA)
          Industra, Inc. (WA)
          Industra Thermal Service Corp. (WA)
          Chempower, Inc. (OH)
          Global Power Company (OH)
          Brookfield Corporation (OH)
          Southwick Corporation (OH)
          Controlled Power Limitd Partnership (IL)
          Specialty Management Group, Inc. (TX)
          Separation and Recovery Systems, Ltd. (UK)